CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE ISSUER TREATS AS PRIVATE OR CONFIDENTIAL

THE SECURITIES OFFERED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE ISSUER, IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTIONS THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

CONEXEU SCIENCES INC.

INDUCEMENT WARRANT SUBSCRIPTION AGREEMENT

(the "Agreement" or "Subscription Agreement")

INSTRUCTIONS

All Purchasers:

1. Please complete the required personal information on page 2 and Appendix I of the Agreement.

2. If you are a resident of Canada, and are an "accredited investor", please complete and sign the Representation Letter for Accredited Investors - Schedule "A", including Appendix A attached to Schedule "A", and, if applicable, Appendix B attached to Schedule "A", and, if applicable, Appendix C attached to Schedule "A".

3. If you have received this Subscription Agreement in the United States, executed or delivered this Subscription Agreement while in the United States, or are a U.S. Person (as defined in Regulation S under the U.S. Securities Act of 1933, as amended) or subscribing for, the account or benefit of a U.S. Person or a person in the United States, please complete and sign the U.S. Accredited Investor Certificate - Schedule "B".

4. If you are a resident of a jurisdiction outside of Canada and the United States of America, please complete and sign the International Jurisdiction Acknowledgment and Certificate - Schedule "C".

5. If you are making payment by way of wire transfer to the Issuer's counsel, McMillan LLP, you and any third party payor, if applicable, will need to sign the acknowledgement at the end of Schedule "D".

Payment of the Old Warrant Exercise Proceeds along with payment for your new warrants shall be made to the Issuer's counsel, McMillan LLP in accordance with the wire instructions below and in accordance with the terms and conditions of the Acknowledgement of the Purchaser and any third party payor, if applicable contained in Schedule "D" attached hereto.

Please return the completed Subscription Agreement, and Schedules "A", "B" or "C", and "D", as applicable, along with any necessary Appendices to Schedules "A", together with the payment and Old Warrant's Subscription Form (exercise notice) to: steve@conexeu.com

PAYMENT INSTRUCTIONS

Payment for the subscription funds for the private placement (the "Offering") may be paid to McMillan LLP in trust for Conexeu Sciences Inc. (the "Issuer") by wire transfer to the following account:

For all incoming wires that are being send in US funds:

Bank Name: [****]
Bank Address: [****]
Bank No. [****]
Transit No. [****]
Account No. [****]
Swift Code:   [****]

Account Name:  McMillan LLP, In Trust
Address:   1500 Royal Centre, 1055 West Georgia Street, Vancouver, BC  V6E 4N7

Correspondent (Intermediary) Bank: [****]
Swift Code: [****]
Fedwire ABA#: [****]

Please include the following details for all wire transfers:

[****] / DMB / [Purchaser's Name]

Investors that are not able to make payment by wire transfer may make payment by certified cheque or bank draft payable to "McMillan LLP in Trust" and delivered to: Conexeu Sciences Inc. c/o McMillan LLP, 1500-1055 West Georgia Street, Vancouver, British Columbia V6E 4N7 Attn: Desmond Balakrishnan.  Please note that there is a 20 business day hold on any certified cheque or bank draft drawn on a U.S. bank or financial institution outside of Canada.

WE ARE NOT ABLE TO ACCEPT PAYMENT BY PERSONAL CHEQUE. UNDER NO CIRCUMSTANCE SHOULD YOU DIRECTLY DEPOSIT A CHEQUE INTO OUR TRUST ACCOUNTS. IT WILL BE REJECTED.

INDUCEMENT WARRANT SUBSCRIPTION AGREEMENT

THIS AGREEMENT dated for reference _____________ __, 202__.

BETWEEN:

______________________________________________________

(Print Name of Purchaser)

______________________________________________________

(Address)

(the "Purchaser");

AND:

CONEXEU SCIENCES INC. having and address for notice and delivery c/o Suite 880, 50 West Liberty Street, Reno, Nevada 89501, U.S.A.

(the "Issuer").

WHEREAS the Purchaser has agreed to purchase, and the Issuer has agreed to sell the number of Warrants (as that term is defined in Appendix II) and at the subscription price as set forth in Appendix I below;

1. The Purchaser hereby acknowledges that the Issuer is proceeding with a private placement to other persons besides the Purchaser and tenders to the Issuer this subscription offer which, upon acceptance by the Issuer, will constitute an agreement of the Purchaser to subscribe for, take up, purchase and pay for and, on the part of the Issuer, to issue and sell to the Purchaser the number of Warrants set out in the attached Appendix I, on the terms and subject to the conditions set out in this Subscription Agreement of which the Appendices form a part.

2. Upon payment for the Warrants by the Purchaser, and execution of this Subscription Agreement by the Purchaser and by the Issuer, the Purchaser and the Issuer hereby irrevocably agree to be bound by the terms and conditions set forth in Appendices I and II to this Subscription Agreement with respect to the Warrants.

EXECUTED by the Purchaser, this _______ day of ________________, 202__.

___________________________________________

Signature of Purchaser or Authorized Signatory

___________________________________________

Name of Purchaser (Please Print)

ACCEPTED by the Issuer this _____ day of _______________________, 202__.

CONEXEU SCIENCES INC.

Per:________________________________________

Authorized Signatory

APPENDIX I
TO THE INDUCEMENT WARRANT SUBSCRIPTION AGREEMENT

(MUST BE COMPLETED BY THE PURCHASER)

A. Number of Warrants:  The total number of Warrants subscribed for under this Subscription Agreement, which will be equal to one hundred percent of the number of Old Warrants being exercised by the Purchaser pursuant to the Early Warrant Exercise Program, is as follows:

                                      Warrants

B. Amount of Subscription Consideration:  The total Old Warrant Exercise Proceeds for the Old Warrants, at an exercise price of US$2.30 per Old Warrant, plus US$0.001 per Warrant, is as follows:

$ ______________________

C. Name, Address, Phone No. and email of Purchaser:  The name, address, phone no., and email address of the Purchaser (for regulatory filings and renunciation purposes) are as follows:

Name: ____________________________________________________

Address: ____________________________________________________

____________________________________________________

Phone: ____________________________________________________

E-mail: ____________________________________________________

Contact: ____________________________________________________

(To be completed by Purchasers who are not individuals)

SSN or Tax ID: _______________________________________________

D. Registration Instructions:  The name(s) and address(es) of the person(s) in whose name(s) the Purchaser's Warrants are to be registered, if other than as set forth in paragraph C above, are as follows :

Name: ____________________________________________________

Address: ____________________________________________________

____________________________________________________

E. Delivery Instructions:  The name and address of the person to whom the certificates representing the Purchaser's Warrants referred to in paragraph A above are to be delivered, if other than as set forth in paragraph C above, is as follows:

Name: ____________________________________________________

Address: ____________________________________________________

____________________________________________________

Phone: ____________________________________________________

F. Particulars of the Purchaser (for Canadian Purchaser's only):

Insider Status		Registrant Status
The Purchaser either [CHECK APPROPRIATE ITEM]		The Purchaser either [CHECK APPROPRIATE ITEM]:

is an "Insider" of the Issuer as defined in the Securities Act (British Columbia). More specifically, "Insider" means:		is a Registrant who is a person registered or required to be registered under the Securities Act (British Columbia); or

(a)	every director or officer of the Issuer;	is not a Registrant.

(b)	every director or officer of a person that is itself an insider or subsidiary of the Issuer;

(c)	any person that has:
(i)    direct or indirect beneficial ownership of,
(ii)  control or direction over; or
(iii) a combination of direct or indirect beneficial ownership of and of control or direction over, securities of the Issuer carrying more than 10% of the voting rights attached to all the Issuer's outstanding voting securities, excluding, for the purposes of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

(d)	the Issuer itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities; or

is not an Insider of the Issuer.

END OF APPENDIX I

APPENDIX II
TO THE WARRANT SUBSCRIPTION AGREEMENT

1. Definitions

1.1 In this Subscription Agreement, including any schedules forming a part of this Subscription Agreement:

(a) "Accredited Investor" means a high net worth or high-income person, specifically defined in NI 45-106 and/or Rule 501(a) of Regulation D, as applicable, on the relevant attachments hereto;

(b) "Agreement" means this agreement between the Issuer and the Purchaser, as may be amended from time to time, pursuant to which they irrevocably agreed to be bound by the terms and conditions set forth in this Appendix II and, for greater certainty, includes the Appendices I and II, and all schedules;

(c) "Applicable Securities Laws" mean the securities laws, rules, and regulations of the Qualifying Jurisdictions and any relevant International Jurisdiction, in force from time to time;

(d) "Closing" means the completion of the subscription on the Closing Date;

(e) "Closing Date" has the meaning given to that term in section 12.3;

(f) "distribution" has the meaning given to that term under Applicable Securities Laws;

(g) "Early Warrant Exercise Program" means the early warrant exercise program conducted by the Issuer pursuant to which holders of Old Warrants issued by the Issuer were offered one Warrant for each Old Warrant at an exercise price of US$3.00 per each Warrant in consideration for the early exercise of the Old Warrants;

(h) "Exemptions" means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws;

(i) "International Jurisdiction" means a country other than Canada or the United States of America;

(j) "Old Warrants" means the share purchase warrants issued by the Issuer to the Purchaser between February 11, 2026 and June 18, 2026 having an exercise price of US$2.30;

(k) "Old Warrant Exercise Proceeds" means the proceeds payable by the Purchaser to the Issuer to exercise the Old Warrants;

(l) "material fact" has the meaning given to that term under Applicable Securities Laws;

(m) "NI 45-106" means National Instrument 45-106 - Prospectus Exemptions, in the form adopted by the securities commissions in all provinces and territories of Canada (a copy is available online at www.bcsc.bc.ca);

(n) "Private Placement" means the offering and sale of the Warrants pursuant to the terms and conditions of the Subscription Agreement;

(o) "Purchaser" means a person that subscribes for and purchases Warrants under the Private Placement;

(p) "Purchaser's Subscription Consideration" means the Purchaser's agreement to exercise the Old Warrants pursuant to the terms of the Early Warrant Exercise Program, including the Warrant subscription price of US$0.001 per each Warrant;

(q) "Qualifying Jurisdictions" unless otherwise expressly limited herein means Canada and all of its territories, the United States of America and all of its territories and possessions, and any other International Jurisdiction where the Warrants may be lawfully sold;

(r) "Regulation D" means Regulation D under the U.S. Securities Act;

(s) "Regulation S" means Regulation S under the U.S. Securities Act;

(t) "Securities" means the Warrants and Warrant Shares;

(u) "Securities Commissions" means, collectively, the applicable securities commission or other securities regulatory authority in the Qualifying Jurisdictions;

(v) "Shares" means the shares of common stock, par value $0.001, in the capital of the Issuer;

(w) "Subscription Agreement" means this subscription agreement entered into between the Purchaser of Warrants and the Issuer in respect of the purchase and sale of Warrants and includes all appendices and schedules attached to the Subscription Agreement as it may be amended or supplemented from time to time;

(x) "U.S. Person" means a U.S. Person as defined in Rule 902(k) of Regulation S under the U.S. Securities Act. Without limiting the foregoing, but for greater clarity in this Subscription Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S: (a) any natural person resident in the United States; (b) any partnership, limited liability company or corporation organized or incorporated under the laws of the United States; (c) any estate or trust of which any executor, administrator or trustee is a U.S. Person; (d) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (e) any partnership or corporation organized or incorporated under the laws of any non-U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts;

(y) "U.S. Purchaser" is (a) any U.S. Person as defined in Regulation S, (b) any person purchasing the Shares on behalf of any U.S. Person or any person in the United States, (c) any person who receives or received an offer of the Shares while in the United States or (d) any person who is or was in the United States at the time the Investor's buy order was made or this Agreement was executed or delivered (provided that any discretionary or similar account excluded from the definition of U.S. Person pursuant to Rule 902(k)(2)(i) of Regulation S under the U.S. Securities Act shall not be considered a U.S. Purchaser);

(z) "U.S. Securities Act" means the Securities Act of 1933, as amended, of the United States of America;

(aa) "United States" means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(bb) "Warrants" means the number of Warrants subscribed for by the Purchaser under this Subscription Agreement as specified in paragraph A of Appendix I hereto; and

(cc) "Warrant Shares" means, collectively, the common share in the capital of the Issuer acquired by the Purchaser pursuant to the exercise of a Warrant, in accordance with their terms, at an exercise price of US$3.00.

2. Subscription Procedure

2.1 On or before the Closing Date, the Purchaser shall deliver to the Issuer via email to steve@conexeu.com the following documents:

(a) Evidence of payment by wire transfer or otherwise, of an amount equal to the exercise price of the Old Warrants held by the Purchaser, together with a completed Subscription Form in the form attached to the Old Warrants, plus US$0.001 per Warrant to be issued to the Purchaser, to the Issuer's counsel, McMillan LLP in accordance with the payment instructions set out on page 2 and in accordance with the terms and conditions of the Acknowledgement of the Purchaser and any third party payor, if applicable, set out in Schedule "D";

(b) a completed and executed copy of this Subscription Agreement;

(c) if the Purchaser is a Canadian resident, the Purchaser is an "accredited investor" as defined under Applicable Securities Laws in Canada, then the Purchaser must complete the Representation Letter for Accredited Investors - Schedule "A", including Appendix A attached to Schedule "A", and, if applicable, Appendix B to Schedule "A", and, if applicable, Appendix C to Schedule "A";

(d) if the Purchaser received this Subscription Agreement in the United States, executed or delivered this Subscription Agreement while in the United States, or is a U.S. Person (as defined in Regulation S under the U.S. Securities Act) or subscribing for, the account or benefit of a U.S. Person or a person in the United States, then the Purchaser represents and warrants to the Issuer that the Purchaser is qualified to purchase the Shares under the U.S. Securities Act pursuant to an exemption from registration requirements as a private placement to an "accredited investor", and in such case the Purchaser has completed the U.S. Accredited Investor Certificate attached Schedule "B" hereto;

(e) if the Purchaser is a resident outside of Canada and the United States of America, then the Purchaser represents and warrants to the Issuer that the Purchaser is qualified to purchase the Warrants under the securities laws of its jurisdiction, and in such case has completed the International Jurisdiction Acknowledgment and Certificate attached as Schedule "C".

2.2 Within five business days of Closing, the Issuer will, subject to section 2.4, issue and sell the Warrants to the Purchaser and cause to be issued and delivered definitive certificates representing the Warrants registered in the name of the Purchaser (or in the other name or names set forth in paragraph D of Appendix I hereto) in accordance with the Purchaser's instructions in paragraph E of Appendix I hereto.

2.3              The Issuer will have the right to accept this offer (in whole or in part) at any time at or prior to the Closing Date.  All funds received by the Issuer prior to the closing of the financing will be available for corporate purposes and converted to equity upon Closing. The Issuer's acceptance of this offer will be conditional upon, among other things, the sale of the Warrants to the Purchaser being exempt from any prospectus filing requirements of all Applicable Securities Laws.  The Issuer will be deemed to have accepted this offer upon the delivery at the Closing of Shares for the exercise of the Old Warrants and deliver of the Warrant certificates representing the Warrants referred to in section 2.2.

2.4              The Purchaser will, promptly upon request by the Issuer, provide the Issuer with any additional information and execute and deliver to the Issuer additional certificates, questionnaires and other documents as the Issuer may request in connection with the issue and sale of the Warrants.  The Purchaser acknowledges and agrees that such certificates, questionnaires and other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Issuer.  The Purchaser consents to the filing of such certificates, questionnaires and other documents as may be required to be filed with any securities regulatory authority in connection with the transactions contemplated under the Subscription Agreement.

3. Terms of Warrants

3.1              The Warrants will have a term of twenty-four (24) months commencing from the Closing Date (the "Term"), each Warrant will entitle the Purchaser to purchase one (1) additional Share in the capital of the Issuer at an exercise price of US$3.00 per share during the Term of the Warrants.

3.2              The terms and conditions which govern the Warrants will be set forth in the certificates representing the Warrants, and will contain, among other things, provisions for the appropriate adjustment in the class, number and price of the Shares to be issued on the exercise of the Warrants upon the occurrence of certain events including any subdivision, consolidation, or reclassification of the Shares or the amalgamation of the Issuer or the payment of stock dividends.  The issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing, nor from issuing additional securities or rights during the period of the Term of the Warrants.

3.3              [Notwithstanding anything to the contrary contained herein, the Warrants shall not be exercisable by the Purchaser, and the Issuer shall not effect any exercise of Warrants, to the extent (but only to the extent) that, after giving effect to such exercise, the Purchaser, together with any "affiliate" of the Purchaser (as such term is defined in Rule 405 under the U.S. Securities Act) and any person or entity acting jointly or in concert with the Purchaser (the "Joint Actors") would in the aggregate beneficially own in excess of 9.99% (the "Maximum Percentage") of the issued and outstanding shares of common stock of the Issuer after such exercise. To the extent the above limitation applies, the determination of whether the Warrants shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Purchaser or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Purchaser, together with its Joint Actors) shall, subject to the Maximum Percentage limitation, be determined on the basis of the first submission to the Issuer for conversion, exercise or exchange (as the case may be). No prior inability to exercise the Warrant or to issue Warrant Shares shall have any effect on the applicability of the provisions of this Section 3.3 with respect to any subsequent determination of exercisability. For purposes of this Section 3.3, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder. The provisions of this Section 3.3 shall only be implemented in a manner otherwise than in strict conformity with the terms of this Section 3.3 to correct this Section 3.3 (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to the Maximum Percentage limitation. The limitations contained in this Section 3.3 shall apply to a successor holder of the Warrants.

Or

The Issuer shall not effect any exercise of the Warrants, and the Purchaser shall not have the right to exercise any portion of the Warrants, to the extent that after giving effect to such exercise, the Purchaser together with any "affiliate" of the Purchaser (as such term is defined in Rule 405 under the U.S. Securities Act) and any person or entity acting jointly or in concert with the Purchaser (the "Joint Actors") would beneficially own in excess 4.99% of the number of Shares outstanding immediately after giving effect to such exercise (the "Beneficial Ownership Limitation").

 For purposes of this Section 3.3, beneficial ownership shall be calculated in accordance with Section 13(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder, provided that the number of Shares beneficially owned by the Purchaser and its Joint Actors shall include the Shares issuable upon exercise of the Warrants with respect to which such determination is being made, but shall exclude Shares issuable upon exercise or conversion of any other securities of the Issuer subject to a similar beneficial ownership limitation, in each case beneficially owned by the Purchaser or any of its Joint Actors.

 In determining the number of outstanding Shares, the Purchaser may rely on the number reflected in (A) the Issuer's most recent periodic or annual report filed with the Securities and Exchange Commission, (B) a more recent public announcement by the Issuer, or (C) a more recent written notice from the Issuer or its transfer agent. The number of outstanding Shares shall be determined after giving effect to conversions or exercises of the Issuer's securities by the Purchaser or its Joint Actors since the date of such report, announcement, or notice.

              The Purchaser may, upon written notice to the Issuer, increase the Beneficial Ownership Limitation, provided that it shall not exceed 9.99% at any time, or alternatively waive the Beneficial Ownership Limitation in its entirety, upon not less than 61 days' prior written notice to the Issuer, and such increase or waiver shall become effective on the 61st day following delivery of such notice. Following any such waiver, the Beneficial Ownership Limitation shall be of no further force or effect with respect to the Purchaser. The limitations of this Section 3.3 shall apply to any successor holder of the Warrants.]

3.4              Since the Issuer's recent US$3.00 Unit/Special Warrant Offering involves the issuance of a maximum of 1,666,667 Shares as well as a maximum of 1,666,667 Shares underlying the share purchase warrants forming part of the US$3.00 Unit/Special Warrant Offering, and together with the 4,762,780 shares of common stock of the Issuer potentially issuable under the Warrants that could be issued under the Early Warrant Exercise Program, would be aggregated under the Nasdaq Listing Rules, such would result in the potential issuance of up to 8,096,114 Shares of the Issuer.  This would result in 20% or more of the outstanding Shares of the Issuer as of the date of the consent resolutions of the Board of Directors of the Company authorizing the US$3.00 Unit/Special Warrant Offering, which the outstanding Shares of the Issuer immediately prior to the US$3.00 Unit/Special Warrant Offering is 29,498,365 Shares.  Therefore, the Issuer must place a "share cap" on the number of Shares that could be issued pursuant to the exercise of the Warrants at 2,563,389 Shares of the Issuer underlying the Warrants (the "Exchange Share Cap") so the total number of Shares issuable pursuant to the US$3.00 Unit/Special Warrant Offering together with the Exchange Share Cap for the Warrants is not 20% or more of the Shares of the Company outstanding before the US$3.00 Unit/Warrant Offering and Early Warrant Exercise Program until the Issuer receives stockholder approval at an annual and/or special meeting of stockholders of the Issuer providing for the issuance of 20% or more of its outstanding Shares (the "Exchange Cap Stockholder Approval"). The Exchange Share Cap of 2,563,389 Shares of the Issuer upon the exercise of the Warrants will be on a first to exercise basis of the holders of the Warrants, until the Exchange Cap Stockholder Approval is obtained.

4. Acknowledgements of ALL Purchasers

The Purchaser acknowledges and agrees, on his, her or its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, that:

(a) the sale of the Warrants to the Purchaser, or (if applicable) to such others for whom the Purchaser is contracting hereunder is conditional upon:

(i) such sale being exempt from the prospectus filing requirements of all applicable securities legislation relating to such sale or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;

(ii) no agency, governmental authority, regulatory body, stock exchange or other entity having made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Warrants or the underlying Warrant Shares;

(iii) the Purchaser having not received, nor requested, any prospectus, sales or advertising literature, offering memorandum or any other document describing the business and affairs of the Issuer, which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Warrants, and the Purchaser not having become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display such as the internet, with respect to the distribution of the Securities;

(iv) no prospectus or registration statement having been filed by the Issuer with a Securities Commission or other securities regulatory authority in any province of Canada or any other jurisdiction in connection with the issuance of the Warrants and such issuances are exempt from the prospectus or registration requirements otherwise applicable under the provisions of Canadian and United States securities laws and, as a result, in connection with the purchase of Warrants hereunder:

(A) the Purchaser, and (if applicable) others for whom the Purchaser is contracting hereunder, are restricted from using most of the civil remedies available under Applicable Securities Laws;

(B) the Purchaser, and (if applicable) others for whom the Purchaser is contracting hereunder, will not receive information that would otherwise be required to be provided to the Purchaser under Applicable Securities Laws or contained in a prospectus prepared in accordance with Applicable Securities Laws; and

(C) the Issuer is relieved from certain obligations that would otherwise apply under such Applicable Securities Laws;

(v) the Warrants issued to Canadian Purchasers will be issued pursuant to a prospectus exemption under National Instrument 45-106 - Prospectus Exemptions in all provinces and territories of Canada, and similar exemptions under other Applicable Securities Laws, as determined by the Issuer, on a private placement or equivalent basis in accordance with applicable laws; provided, however, that such laws permit offers and sales of the Warrants on a private placement basis and without any obligation on the part of the Issuer to prepare or file any registration statement, prospectus or other disclosure document and without triggering any disclosure obligations or submission to the jurisdiction on the part of the Issuer;

(vi) (1) if the Purchaser is a Canadian resident, then the Purchaser acknowledges and understands that the certificates representing the Warrants, and the certificates representing the Warrant Shares will bear a legend in substantially the following form:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND A DAY FROM THE DISTRIBUTION DATE].";

(2) if the Purchaser is a U.S. Purchaser, then the Purchaser acknowledges and understands that the certificates representing the Warrants, and the certificates representing the Warrant Shares will bear the legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for warrants add: AND THE SECURITIES ISSUABLE HEREUNDER] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

(3) if the Purchaser is outside of the United States and is not a U.S. Purchaser, then the Purchaser acknowledges and understands that the certificates representing the Warrants, and the certificates representing the Warrant Shares will bear the legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE [for warrants add: AND THE SECURITIES ISSUABLE HEREUNDER] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT."

provided, however, in either (2) or (3) above, if any Securities are being sold, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(4) the Purchaser acknowledges and understands that in addition to the legends set forth above, the certificates representing the Warrants will also bear a legend in substantially the following form:

"THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.";

(b) The Securities have not been registered under the U.S. Securities Act, or any state securities laws and accordingly, the Securities are "restricted securities" within the meaning of Rule 144(a)(3) of the U.S. Securities Act;

(c) the Purchaser's ability to transfer the Securities is limited by, among other things, the Applicable Securities Laws.  The Securities will be subject to statutory resale restrictions under the Applicable Securities Laws, and the Purchaser covenants that it will not resell the Securities except in compliance with such laws and the Purchaser acknowledges that it is solely responsible (and the Issuer is not in any way responsible) for such compliance.

(d) The Purchaser acknowledges that the Securities have not been registered under the U.S. Securities Act.  The Purchaser agrees to resell the Securities only in accordance with the provisions of Applicable Securities Laws pursuant to a registration statement under the U.S. Securities Act, or pursuant to an available exemption from such registration (in particular the provisions of Regulation S or Rule 144, as applicable), and, if the Purchaser is not a U.S. Purchaser, that hedging transactions involving the Securities may not be conducted unless in compliance with the U.S. Securities Act.  The Purchaser understands that any certificate representing the Securities will bear legends setting forth the foregoing restrictions in (a)(vi) above.  The Purchaser understands that the Securities are "restricted securities" within the meaning of Rule 144 promulgated under the U.S. Securities Act, that the exemption from registration under Rule 144 will not be available in any event for one year from the Closing Date for the Securities, unless the Issuer becomes subject to the reporting obligations under Section 13 or 15(d) of the Unites States Securities Exchange Act of 1934, as amended, and other terms and conditions of Rule 144 are complied with, including those of Rule 144(i) if the Issuer becomes or is deemed to have previously been a former "shell company" as such term is defined under Rule 405 under the U.S. Securities Act.

(e) The Purchaser further acknowledges and understands that the Purchaser agrees that the Purchaser shall in no event make any disposition of all or any portion of the Securities which the Purchaser is acquiring hereunder unless and until:

(i) there is then in effect a "Registration Statement" under the U.S. Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii) (A) the Purchaser shall have notified the Issuer of the proposed disposition and shall have furnished the Issuer with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Purchaser shall have furnished the Issuer with an opinion of the Purchaser's own counsel to the effect that such disposition will not require registration of any such Securities under the U.S. Securities Act, and (C) such opinion of the Purchaser's counsel shall have been concurred in by counsel for the Issuer and the Issuer shall have advised the Purchaser of such concurrence;

(f) the Purchaser consents to the Issuer making a notation on its records and/or giving instruction to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described herein;

(g) all costs and expenses incurred by the Purchaser and each beneficial purchaser, if any, for whom the Purchaser is contracting hereunder, (including any fees and disbursements of legal counsel retained by the Purchaser or any beneficial purchaser) relating to the purchase of the Purchaser's Warrants will be borne solely by the Purchaser or the beneficial purchaser;

(h) the Purchaser, on his or her own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, agree to provide the Issuer with such information and documents, including certificates, statutory declarations and undertakings, as they may reasonably require from time to time to comply with any filing or other requirements under Applicable Securities Laws;

(i) the Purchaser is solely responsible for obtaining such tax, investment, legal and other professional advice as it considers appropriate in connection with the offer, sale and issuance of the Purchaser's Securities, the execution, delivery and performance by it of this Subscription Agreement, applicable tax considerations and the applicable hold periods and resale restrictions imposed in respect of the Purchaser's Securities by applicable securities legislation and regulatory policies, and confirms that it (and any Disclosed Principal, if applicable) is not relying on the Issuer and its affiliates or counsel to any of them in this regard.  The Purchaser is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(j) the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is contracting hereunder, has had the opportunity to review this Subscription Agreement and the Schedules attached hereto and the transactions contemplated by this Subscription Agreement and fully understands the same;

(k) the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is contracting hereunder, has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Private Placement and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Warrants;

(l) the Purchaser understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities.  The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities; and

(m) the Purchaser agrees to indemnify and hold harmless the Issuer and its officers, directors, employees and agents from and against any and all costs, liabilities and expenses, including attorneys' fees, arising out of or related in any way to any breach of any confirmation, representation, warranty or undertaking of the Purchaser contained in this Subscription Agreement;

5. Representations, Warranties, Covenants and Acknowledgements of Purchasers who are U.S. Persons or who are in the United States

The Purchaser, which is a U.S. Person, or is not a U.S. Person but was offered the Warrants, or executed or delivered this Subscription Agreement, in the United States, or is purchasing the Warrants for the account or benefit of a U.S. Person or a person in the United States, or is otherwise subject to the securities laws of the United States, on its own behalf and, if applicable, on behalf of others for whom it is acting hereunder, hereby represents and warrants to, and covenants with, the Issuer as follows and acknowledges that the Issuer is relying on such representations and warranties and covenants in connection with the transactions contemplated herein:

(a) that the Purchaser is a U.S. Accredited Investor and is acquiring the Warrants for its own account or for the account of another U.S. Accredited Investor over which the Purchaser exercises sole investment direction and not with a view to resale for distribution of the Warrants or underlying Warrant Shares in violation of United States securities laws; and the Purchaser certifies that it is a resident in the jurisdiction set out in paragraph C of Appendix I of this Subscription Agreement and that the investment decision with respect to the Warrants was made in such jurisdiction, and that such address was not created and is not used solely for the purpose of acquiring the Warrants and the Purchaser was solicited to purchase in such jurisdiction;

(b) that, in the event that the Purchaser requests that the certificates or book entry statements representing the Warrants be registered and/or delivered in the name of someone with an address in a state other than the state of its residence as set out in Appendix I of this Subscription Agreement, it has done so only for safekeeping or as a bare trusteeship with respect to such certificate in accordance with its normal business practice;

(c) that the subscription for the Warrants has not been made through or as a result of any form of "directed selling efforts" (as such term is used in Regulation S under the U.S. Securities Act) or general solicitation or general advertising (as such terms are used in Rule 502(c) of Regulation D under the U.S. Securities Act), including by any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over radio, television or telecommunications, including electronic display and the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(d) the Warrants may not be exercised by or on behalf of a U.S. Person or a person in the United States unless an exemption is available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states, and the holder has furnished an opinion of counsel satisfactory to the Issuer to such effect; provided, however, that, a holder that is an original Purchaser hereunder will not be required to deliver an opinion of counsel in connection with its due exercise of the Warrants, for its own account or for the account of the original beneficial purchaser, if any, at a time when such holder and such original beneficial purchaser thereof, if any, are U.S. Accredited Investors;

(e) that neither the Warrants nor the Warrant Shares have been registered under the U.S. Securities Act or any applicable state securities laws, the offer and sale are being made in reliance on a private placement exemption provided by Rule 506(b) of Regulation D under the U.S. Securities Act to investors who are U.S. Accredited Investors, and the Securities may be offered, sold, or otherwise transferred only: (A) to the Issuer; (B) pursuant to an effective registration statement under the U.S. Securities Act; (C) in accordance with Rule 144 under the U.S. Securities Act, if available, and in compliance with applicable state securities laws, as well as Canadian securities laws; (D) in accordance with the provisions of Regulation S, if available, and in compliance with applicable local laws and regulations; or (E) in a transaction that does not otherwise require registration under the U.S. Securities Act or any applicable state securities laws; and in the case of clauses (C) or (E), the Purchaser has prior to such sale furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer, stating that such sale, transfer, assignment or hypothecation is exempt from the registration and prospectus delivery requirements of the U.S. Securities Act and any applicable state securities laws, or other evidence of exemption in form and substance reasonably satisfactory to the Issuer.  The Purchaser understands that there is no assurance that any exemption from registration under the U.S. Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times that the Purchaser may propose;

(f) that the Purchaser understands that the Issuer may instruct its registrar and transfer agent not to record any transfer of the Securities without first being notified by the Issuer that it is satisfied that such transfer is exempt from, or not subject to, the registration requirements of, the U.S. Securities Act and applicable state securities laws; and

(g) that the Purchaser understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition, exercise or conversion of any of the Warrants and the Warrant Shares, and that the Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser's acquisition, holding or disposition of such securities, and the Purchaser acknowledges that it is solely responsible for determining the tax consequences of its investment.

6. Representations, Warranties, Covenants and Further Acknowledgement of ALL Purchasers

The Purchaser, on his, her or its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, acknowledges, represents, warrants and covenants to and with the Issuer (and acknowledges that the Issuer is relying thereon) as follows:

(a) Jurisdiction of Residence - the Purchaser, on his or her own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, is resident or otherwise subject to the applicable securities legislation in the jurisdiction set out as the Purchaser's address in paragraph C of Appendix I of this Subscription Agreement, and the purchase by and sale to the Purchaser, and any such others, of the Warrants has occurred only in such jurisdiction;

(b) Prospectus Exempt Purchaser -

(i) Canadian Purchaser - Unless exempted by an order of the Securities Commission or similar regulatory authority of the province in which it resides, the Purchaser is an "accredited investor", as such term is defined in National Instrument 45-106 - Prospectus Exemptions and has concurrently executed and completed the Canadian Accredited Investor Representation Letter at Schedule "A" and Appendix A to Schedule "A" to this Subscription Agreement, along with Appendix B to Schedule "A" if applicable, and along with Appendix C to Schedule "A", if applicable;

(ii) United States Purchaser - If the Purchaser is a U.S. Person, or is not a U.S. Person but was offered the Warrants, or executed or delivered this Subscription Agreement, in the United States, or is purchasing the Warrants for the account or benefit of a U.S. Person or a person in the United States, or is otherwise subject to the securities laws of the United States, and both the Purchaser and the person for whose account or benefit the Purchaser is acting, if any, the Purchaser is a U.S. Accredited Investor and has concurrently executed and completed the U.S. Accredited Investor Certificate in the form of Schedule "B" hereto (by completing the relevant certificate and initialing the category that applies to the Purchaser (or others on whose behalf the Purchaser is contracting hereunder)); or

(iii) International Jurisdiction Purchaser - If the Purchaser is a resident an International Jurisdiction, the Purchaser is an "accredited investor", as such term is defined in National Instrument 45-106 - Prospectus Exemptions and has concurrently executed and completed the International Jurisdiction Acknowledgement and Certificate at Schedule "C" and, in addition to the other representations and warranties contained herein, the Purchaser represents and warrants that the subscription for the Warrants by the Purchaser is being made pursuant to exemptions under, and does not contravene any of the applicable securities legislation in that International Jurisdiction and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities, or to be registered with or to file any report or notice with any governmental or regulatory authority of any kind whatsoever in that International Jurisdiction;

(c) Due Execution and Delivery - the Purchaser, on his, her or its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, is responsible for obtaining such legal advice as the Purchaser considers necessary in connection with the execution, delivery and performance by the Purchaser of this Subscription Agreement and the transactions contemplated herein and the Purchaser represents and warrants that such execution, delivery and performance will not contravene any applicable laws of the jurisdiction in which the Purchaser is resident;

(d) Independent Tax Advice - the Purchaser, on his, her or its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, is solely responsible for obtaining such advice concerning the tax consequences of the Purchaser's investment in the Warrants and the Purchaser is not relying on the Issuer for advice concerning such tax consequences;

(e) Agents Purchasing for Principal(s) - if the Purchaser is contracting hereunder as agent for one or more other purchasers: (i) each such other purchaser is purchasing as principal for its own account and not for the benefit of any other person; and (ii) each of such principals can, and does, make the representations, warranties and covenants set out in Schedule "A", Schedule "B", and/or Schedule "C", as applicable, to this Subscription Agreement as are applicable to such principal by virtue of its jurisdiction of residence or by virtue of being subject to the applicable securities legislation of such jurisdiction;

(f) Capacity - if the Purchaser, or any other purchaser for whom the Purchaser is contracting hereunder: (i) is an individual, the Purchaser, or such other purchaser as the case may be, has attained the age of majority and is legally competent to execute this Subscription Agreement and to perform all actions required pursuant hereto; or (ii) is a corporation, partnership, unincorporated association or other entity, the Purchaser, or such other purchaser, as the case may be, has the legal capacity and competence to enter into and be bound by this Subscription Agreement and the Purchaser further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained;

(g) Authority - (i) if the Purchaser is contracting hereunder as agent for one or more other purchasers, the Purchaser is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such principal and this Subscription Agreement has been duly authorized, executed and delivered by the Purchaser on behalf of each such principal; and (ii) the entering into of this Subscription Agreement and the completion of the transactions contemplated herein will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any other purchaser for whom the Purchaser is contracting hereunder or of any agreement, written or oral, to which the Purchaser or any other purchaser for whom the Purchaser is contracting hereunder is a party or by which the Purchaser or such other purchasers are bound;

(h) Enforceability - this Subscription Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, upon acceptance by the Issuer this Subscription Agreement will constitute a legal, valid and binding contract of the Purchaser, and (if applicable) the other purchasers for whom the Purchaser is contracting hereunder, enforceable against the Purchaser, and (if applicable) such other purchasers, in accordance with its terms;

(i) No Representation Re Resale, Refund, Future Price or Listing - no person has made any written or oral representation to the Purchaser:

(i) that any person will resell or repurchase the Securities;

(ii) that any person will refund the purchase price of the Securities; or

(iii) relating to the future price or value of the Securities;

(j) Investment Experience - the Purchaser, or (if applicable) all other purchasers for whom the Purchaser is contracting hereunder, have knowledge and experience with respect to investments of this type enabling the Purchaser, or (if applicable) such other purchasers, to evaluate the merits and risks thereof and the capacity to obtain competent independent business, legal and tax advice regarding this investment;

(k) Subscription Funds - none of the funds the Purchaser is using to purchase the Warrants are, to the knowledge of the Purchaser, proceeds obtained or derived, directly or indirectly, as a result of illegal activities. The funds the Purchaser is using to purchase the Warrants which will be advanced by the Purchaser to the Issuer hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this paragraph the "PCMLTFA") or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the "USA PATRIOT Act") or similar legislation and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the name of the Purchaser and other information relating to this Subscription Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA, USA Patriot Act or similar legislation. To the best of the Purchaser's knowledge: (i) none of the subscription funds provided by the Purchaser: (1) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction; or (2) are being tendered on behalf of a person or entity who has not been identified to the Issuer; and (ii) the Purchaser will promptly notify the Issuer if the Purchaser discovers that any of such representations cease to be true, and to provide the Issuer with appropriate information in connection therewith;

(l) Resale Restrictions - the Purchaser, and each beneficial purchaser, if any, for whom it is contracting hereunder, has been advised to consult their own legal advisors with respect to trading in the Securities and with respect to the resale restrictions imposed by the Applicable Securities Laws of the jurisdiction in which the Purchaser, or beneficial purchaser, if any, for whom it is contracting hereunder, resides and all other Applicable Securities Laws, and acknowledges that no representation has been made respecting the applicable hold periods imposed by the Applicable Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Purchaser, or beneficial purchaser, if any, for whom it is acting as trustee or agent, to resell such securities, that the Purchaser, or beneficial purchaser, if any, for whom it is contracting hereunder, is solely responsible to find out what these restrictions are and the Purchaser, or beneficial purchaser, if any, for whom it is contracting hereunder, is solely responsible (and the Issuer is not in any way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it (or any beneficial purchaser for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the Applicable Securities Laws. The certificates or book entry statements evidencing the Securities may bear legends denoting such restrictions;

(m) Investment Purposes - the Purchaser, and each beneficial purchaser, if any, for whom the Purchaser is contracting hereunder, is purchasing the Warrants for investment purposes only and not with a view to resale or distribution that would or may contravene the prospectus or other requirements of Applicable Securities Laws;

(n) Knowledge of Material Fact or Change - the Purchaser, and each beneficial purchaser, if any, for whom it is contracting hereunder, has no knowledge of a material fact or material change in respect of the affairs of the Issuer that has not been generally disclosed to the public;

(o) Purchaser is not a U.S. Purchaser - Unless the Purchaser completes the U.S. Accredited Investor Certificate included herein as Schedule "B" (in which case the Subscriber represents, warrants and covenants to the Issuer as to the accuracy of all matters set out therein) in connection with a purchase of the Securities made in reliance on Regulation D, the Purchaser represents and warrants that:

(i) the Warrants are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States and the Purchaser does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

(A) the transfer or assignment of any rights or interests in any of the Securities;

(B) the division of profits, losses, fees, commissions, or any financial stake in connection with this Subscription Agreement; or

(C) the voting of the Securities;

(ii) the Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(iii) it understands that the Issuer is the seller of the Warrants and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question; except as otherwise permitted by Regulation S, the Purchaser agrees that it will not, during a one-year distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Securities other than to or for the account or benefit of a non-U.S. Person;

(iv) the Purchaser represents that the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(v) the Purchaser was outside the United States at the time of execution and delivery of this Subscription Agreement within the meaning of Regulation S;

(vi) no offers to sell the Securities were made by any person to the Purchaser while the Purchaser was in the United States;

(vii) the Purchaser will not engage in any directed selling efforts (as defined by Regulation S under the U.S. Securities Act) in the United States in respect of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of conditioning the market in the United States for the resale of the Securities;

(viii) the Purchaser represents that it is not a "distributor" within the meaning of such term in Regulation S under the U.S. Securities Act in respect of the Securities;

(ix) the Purchaser acknowledges and agrees to resell the Warrants and the Warrant Shares acquired upon exercise of the Warrants in accordance with their terms only in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act and any applicable state securities laws, or pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws, and the Purchaser agrees not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act;

(x) the Purchaser acknowledges and agrees that the Issuer will refuse to register any transfer of the Warrants or Warrant Shares not made in accordance with the Applicable Securities Laws; and

(xi) the Purchaser understands and acknowledges that if the Purchaser exercises the Warrants, it is required to give: (A) written certification that it is not a U.S. Person and the Warrant is not being exercised on behalf of a U.S. Person; or (B) a written opinion of counsel to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the U.S. Securities Act and any applicable state securities laws, or are exempt from registration under the U.S. Securities Act and any applicable state securities laws;

(p) Insurance - There is no government or other insurance covering the Securities.

(q) The foregoing representations and warranties are made by the Purchaser with the intent that they may be relied upon by the Issuer in determining the Purchaser's eligibility, or (if applicable) the eligibility of others on whose behalf the Purchaser is contracting hereunder, to purchase the Warrants under relevant securities legislation and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages and other liabilities which the Issuer may suffer or incur as the result of or arising from the reliance by the Issuer on any such representation or warranty. Unless the Purchaser otherwise has advised the Issuer in writing, the representations and warranties of the Purchaser contained in this Subscription Agreement shall be true at the time of Closing as though they were made at the time of Closing and shall survive the completion of the transactions contemplated under this Subscription Agreement for a period of one year from the Closing Date.

7. Consent to Disclosure of Information

7.1 Personal Information - the Purchaser, on his, her or its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder, acknowledges and consents to the fact that the Issuer is collecting the Purchaser's personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), and, if applicable, that of each beneficial purchaser for whom the Purchaser is contracting hereunder, for the purpose of completing this Subscription Agreement. The Purchaser, on his, her or its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder, acknowledges and consents to the Issuer retaining such personal information for as long as permitted or required by law or business practices. The Purchaser, on his, her or its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder, further acknowledges and consents to the fact that the Issuer may be required by the Applicable Securities Laws or the rules and policies of any stock exchange to provide regulatory authorities with any personal information provided under this Subscription Agreement. The Purchaser represents and warrants, as applicable, that he, she or it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder. In addition to the foregoing, the Purchaser agrees and acknowledges that the Issuer may use and disclose the Purchaser's personal information, or that of each beneficial purchaser for whom the Purchaser is contracting hereunder, as follows:

(i) for internal use with respect to managing the relationships between and contractual obligations of the Issuer and the Purchaser or any beneficial purchaser for whom the Purchaser is contracting hereunder;

(ii) for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii) for disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(iv) for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v) for disclosure to professional advisers of the Issuer in connection with the performance of their professional services;

(vi) for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Purchaser's prior written consent;

(vii) for disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(vii) for use and disclosure as otherwise required or permitted by law.

8. [Pooling or Escrow of the Warrant Shares

8.1 The Purchaser understands, acknowledges and agrees that all of the Warrant Shares (including any securities which may be issued in exchange for or as replacement for the Warrant Shares) are required to be pooled or escrowed so that such Warrant Shares may not be sold, offered for sale, pledged or otherwise transferred before the date which is May 21, 2027 (being the date that is 12 months from the listing of the Issuer's shares of common stock on Nasdaq Capital Market). In furtherance of this covenant, the Purchaser hereby irrevocably appoints the Chief Executive Officer of the Issuer, as exists at the applicable time (in any case, the "CEO"), as the Purchaser's attorney-in-fact and authorizes the CEO as the Purchaser's attorney-in-fact to approve and sign a pooling or escrow agreement on behalf of the Purchaser to provide for pooling or escrow of the Warrant Shares.]

9. Representations and Warranties of the Issuer

9.1 The Issuer represents and warrants to the Purchaser, and acknowledges that the Purchaser is relying on these representations and warranties in entering into this Agreement, that:

(a) the Issuer is a valid and subsisting company, duly incorporated and in good standing under the laws of the jurisdiction in which it was incorporated, continued or amalgamated;

(b) the Issuer's subsidiaries (the "Subsidiaries"), if any, are valid and subsisting companies and in good standing under the laws of the jurisdictions in which they were incorporated;

(c) upon their issuance, the Shares from the exercise of the Old Warrants, the Warrants and the Warrant Shares, including the payment of the exercise price, will be validly issued and outstanding fully paid and non-assessable securities of the Issuer registered as directed by the Purchaser, free and clear of all restrictions (except for resale restriction as required in accordance with Applicable Securities Laws) and all liens, charges or encumbrances of any kind whatsoever;

(d) the Issuer and its Subsidiaries, if any, hold all licences and permits that are required for carrying on their business in the manner in which such business has been carried on and the Issuer and its Subsidiaries, if any, have the corporate power and capacity to own the assets owned by them and to carry on the business carried on by them and they are duly qualified to carry on business in all jurisdictions in which they carry on business;

(e) no order ceasing, halting or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to and is outstanding against the Issuer and no investigations or proceedings for such purposes are pending or threatened;

(f) to the best of its knowledge, and except as publicly disclosed, there are no material actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Issuer or its Subsidiaries, if any, at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and, to the best of the Issuer's knowledge, there is no basis therefor;

(g) the Issuer has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(h) to the best of its knowledge, the execution and delivery of this Agreement, the performance of its obligations under this Subscription Agreement and the completion of its transactions contemplated under this Subscription Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of the Issuer or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which the Issuer is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which it is bound.

10. Covenants of the Issuer

10.1 The Issuer will:

(a) offer, sell, issue and deliver the Warrants pursuant to the Exemptions or qualification requirements of Applicable Securities Laws of the Qualifying Jurisdictions and otherwise fulfil all legal requirements required to be fulfilled by the Issuer (including without limitation, compliance with all Applicable Securities Laws of the Qualifying Jurisdictions) in connection with the Private Placement;

(b) within the required time, file with the applicable Securities Commission any documents, reports and information, in the required form, required to be filed by Applicable Securities Laws in connection with the Private Placement, together with any applicable filing fees and other materials;

(c) from and including the date of this Subscription Agreement through to and including the time of Closing, do all such acts and things necessary to ensure that all of the representations and warranties of the Issuer contained in this Subscription Agreement remain true and correct in all material respects; and

(d) from and including the date of this Subscription Agreement through to and including the time of Closing, not do any such act or thing that would render any representation or warranty of the Issuer contained in this Subscription Agreement or any certificates or documents delivered by it pursuant thereto materially untrue or materially incorrect.

11. Indemnity

11.1 The Purchaser agrees to indemnify and hold harmless the Issuer, and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Issuer in connection herewith.

12. Closing

12.1 Notwithstanding any other term of this Agreement, the completion of this Private Placement is subject to (collectively referred to as the "Closing Conditions"):

(a) the representations and warranties made by the Purchaser herein shall be true and correct in all material respects when made and shall be true and correct in all material respects on Closing; and

(b) the covenants, agreements and conditions to be performed by the Purchaser hereunder on or before Closing shall have been performed or complied with in all material respects.

12.2 In the event that the Closing Conditions cannot be satisfied, the Old Warrant Exercise Proceeds and the Purchaser's Subscription Consideration for the Warrants will be returned to the Purchaser by the Issuer without interest or deduction and this Agreement will be of no further force and effect.

12.3 The completion of the subscription contemplated under this Agreement shall occur on the date of the expiry of the Early Warrant Exercise Program being April 30, 2027 (the "Closing Date").  The Issuer shall deliver to the Purchaser, no later than five business days from the Closing Date, a Warrant certificate representing the Warrants.

13. General

13.1 For the purposes of this Subscription Agreement, time is of the essence.

13.2 This offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser.

13.3 This Subscription Agreement contains the entire agreement between the parties with respect to the Warrants, and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer or by anyone else.

13.4 Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

13.5 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the full intent and meaning of this Subscription Agreement.

13.6 This Subscription Agreement will be governed by and construed in accordance with the laws of the State of Nevada without regard to conflicts of law rules. The Purchaser, on his or her own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the State of Nevada with respect to any matters arising out of this Subscription Agreement.

13.7 This Subscription Agreement may not be assigned by any party hereto.

13.8 Unless otherwise indicated, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States.

13.9 The Issuer shall be entitled to rely on delivery of a facsimile or e-mail copy of this Subscription Agreement, and acceptance by the Issuer of a facsimile or e-mail copy of this Subscription Agreement shall create a legal, valid and binding agreement between the Purchaser and the Issuer in accordance with its terms.

13.10 This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

SCHEDULE "A"

REPRESENTATION LETTER FOR ACCREDITED INVESTORS

To: Conexeu Sciences Inc. (the "Company").

In connection with the purchase of the Warrants of the Company (the "Warrants") by the undersigned purchaser or, if applicable, the disclosed principal on whose behalf the undersigned is purchasing as agent (the "Purchaser" for the purposes of this Representation Letter), the Purchaser hereby represents, warrants, covenants and certifies to the Company that:

1. The Purchaser is either purchasing the Warrants as principal for the Purchaser's own account or is deemed under National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators ("NI 45-106") to be purchasing the Warrants as principal;

2. The Purchaser is an "accredited investor" within the meaning of NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix A to this Representation Letter (YOU MUST ALSO INITIAL THE APPROPRIATE LINE IN APPENDIX A TO THIS REPRESENTATION LETTER AND, IF APPLICABLE, COMPLETE EACH QUESTION THAT FOLLOWS THAT PARTICULAR PORTION OF THE DEFINITION).  If the Purchaser is an individual relying on paragraph (j), (k) or (l) of the "accredited investor" definition in Appendix A to this Representation Letter, please duly complete and sign two copies of Form 45-106F9 - "Form for Individual Accredited Investors" in the form attached hereto as Appendix B to this Representation Letter.  In addition, if the Purchaser is an individual relying on paragraph (j), (j.1), (k) or (l) of the "accredited investor" definition in Appendix A to this Representation Letter, please duly complete and sign the Accredited Investor Questionnaire attached hereto as Appendix C to this Representation Letter;

3. The above representations, warranties and covenants will be true and correct both as of the execution of this Representation Letter and as of the issue date of the Warrants and the Purchaser acknowledges that they will survive the completion of the issue of the Warrants; and

4. The undersigned acknowledges that the foregoing representations, warranties and covenants are made by the undersigned with the intent that they will be relied upon in determining the suitability of the Purchaser as a purchaser of the Warrants and that this Representation Letter is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Company of any change in any statement or other information relating to the Purchaser set forth herein that takes place prior to the closing time of the purchase and sale of the Warrants.

Dated:  _____________________, 202__.

Print name of Purchaser

By:
Signature

Title

(Please print name of individual whose signature appears above, if different from the name of the Purchaser printed above)

__________

APPENDIX A TO REPRESENTATION LETTER

CERTIFICATE OF ACCREDITED INVESTOR

NOTE: YOU MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW AND COMPLETE EACH QUESTION WHICH FOLLOWS THE APPLICABLE PORTION OF THE DEFINITION.

 Accredited Investor - (as defined in National Instrument 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in National Instrument 45-106) includes:

_______	(a) except in Ontario, a Canadian financial institution, or a Schedule III bank,
_______	(a.1) in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1 (1) of the Securities Act (Ontario),
_______	(b) except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
_______	(b.1) in Ontario, the Business Development Bank of Canada,
_______	(c) except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,
_______	(c.1) in Ontario, a subsidiary of any person or corporation referred to in clause (a.1) or (b.1), if the person or corporation owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,
_______	(d) except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
_______	(d.1) in Ontario, a person or corporation registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,
Jurisdiction(s) registered: _____________________________________________ Registration number(s): _______________________________________________
_______	(e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
_______	(e.1) an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),
Name of person with whom Purchaser is or was registered:
_____________________________________________________
Jurisdiction(s) registered: _______________________________
Categories of registration: ______________________________
_______	(f) except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,
_______	(f.1) in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,
_______	(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

_______	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
_______	(i) except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,
_______	(i.1) in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,
Jurisdiction(s) registered: _____________________________________________ Registration number(s): _______________________________________________
_______	(j) an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,
[If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix B to the Representation Letter and the Accredited Investor Questionnaire attached as Appendix C to the Representation Letter]
_______	(j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,
[If this is your applicable category, you must also complete the Accredited Investor Questionnaire attached as Appendix C to the Representation Letter]
_______	(k) an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300 000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,
[If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix B to the Representation Letter and the Accredited Investor Questionnaire attached as Appendix C to the Representation Letter]
_______	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
[If this is your applicable category, you must also complete Form 45-106F9 attached as Appendix B to the Representation Letter and the Accredited Investor Questionnaire attached as Appendix C to the Representation Letter]
_______	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,
Type of entity: ______________________________________________________ Jurisdiction and date of formation: _____________________________________
_______	(n) an investment fund that distributes or has distributed its securities only to:
(i) a person that is or was an accredited investor at the time of the distribution,
(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds], or
(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],
_______	(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

_______	(p) a trust corporation or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust corporation or trust corporation, as the case may be,
Jurisdiction(s) registered: _____________________________________________ Registration number(s): _______________________________________________
_______	(q) a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,
Jurisdiction(s) registered or authorized: _________________________________ Categories of registration: _____________________________________________
_______	(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,
Registration number(s) assigned to subscriber: ___________________________
Name of eligibility advisor or registered advisor: __________________________
Jurisdiction(s) registered: _____________________________________________
Categories of registration:_____________________________________________
_______	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) paragraph (i) [and in Ontario, paragraphs (a.1) to (d.1) or paragraph (i.1)] in form and function,
Jurisdiction organized: _______________________________________________ Type of entity: _______________________________________________________
_______	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors [If this is your applicable category, each owner of interest must individually complete and submit to the Company its own copy of this Certificate of Accredited Investor],
Name(s) of owners of interest: _________________________________________
Type of entity (if applicable): __________________________________________
Categories of accredited investor: _____________________________________
_______	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,
Name of advisor: ____________________________________________________
Jurisdiction(s) registered: _____________________________________________
Categories of registration:
Basis of exemption: __________________________________________________

_______	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor,
_______	(v.1) in Ontario, a person or corporation that is recognized or designated by the Commission as an accredited investor,
Jurisdiction(s) recognized or designated: ________________________________
_______	(w) a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.
Name(s) of settlor: ___________________________________________________
Name(s) of trustees: __________________________________________________
Categories of accredited investor: ______________________________________
Categories of beneficiaries: ____________________________________________

Dated:  _____________________, 202__.

Signature of individual (if Purchaser is an individual)

Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

For the purposes hereof:

(a)	"Canadian financial institution" means:

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada); or

	(ii)	a bank, loan corporation, trust corporation, trust corporation, insurance corporation, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)	"control person" has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where "control person" means any person that holds or is one of a combination of persons that hold:

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer; or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(c)	"director" means:

	(i)	a member of the board of directors of a corporation or an individual who performs similar functions for a corporation; and

	(ii)	with respect to a person that is not a corporation, an individual who performs functions similar to those of a director of a corporation;

(d)	"eligibility adviser" means:

	(i)	a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a Investor and authorized to give advice with respect to the type of security being distributed; and

	(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; and

		(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	"executive officer" means, for an issuer, an individual who is:

	(i)	a chair, vice-chair or president;

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production;

	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer; or

	(iv)	performing a policy-making function in respect of the issuer;

(f)	"financial assets" means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser's personal residence would not be included in a calculation of financial assets;

(g)	"financial statements" for the purposes of paragraph (m) of the "accredited investor" definition must be prepared in accordance with generally accepted accounting principles;

(h)	"founder" means, in respect of an issuer, a person who:

	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and

	(ii)	at the time of the trade is actively involved in the business of the issuer;

(i)	"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(j)	"investment fund" has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;

(k)	"person" includes:

	(i)	an individual;

	(ii)	a corporation;

	(iii)	a partnership, trust, fund and association, syndicate, organization or other organized group of persons, whether incorporated or not; and

	(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(l)	"person" in Ontario means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative;

(m)	"net assets" means all of the purchaser's total assets minus all of the purchaser's total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser's personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser's personal residence. To calculate a purchaser's net assets under the "accredited investor" definition, subtract the purchaser's total liabilities from the purchaser's total assets (including real estate). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security;

(n)	"related liabilities" means:

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

	(ii)	liabilities that are secured by financial assets;

(o)	"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(p)	"spouse" means an individual who:

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(q)	"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

All monetary references in this Appendix are in Canadian Dollars.

__________

APPENDIX B TO REPRESENTATION LETTER

FORM 45-106F9 - FORM FOR INDIVIDUAL ACCREDITED INVESTORS

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Warrants	Issuer: Conexeu Sciences Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $________.
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.
Lack of advice - You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
  Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

  Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the case and securities.
Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date: 202__.
SECTION 5 TO BE COMPLETED BY SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
Conexeu Sciences Inc.
c/o Suite 880, 50 West Liberty Street, Reno, Nevada, 89501, USA
Attention: Miles Harrison, Chief Executive Officer
Email: miles@conexeu.com
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

__________

APPENDIX C TO REPRESENTATION LETTER

ACCREDITED INVESTOR QUESTIONNAIRE

To: Conexeu Sciences Inc. (the "Company").

In connection with the purchase of the Warrants of the Company (the "Warrants") by the undersigned purchaser or, if applicable, the disclosed principal on whose behalf the undersigned is purchasing as agent (the "Purchaser" for the purposes of this Appendix C), the Purchaser is required to complete this questionnaire (the "Questionnaire"). The Questionnaire is being distributed to the Purchaser by the Company, to enable the Company to determine whether the Purchaser is qualified to invest in the Warrants.  In order to qualify under the Accredited Investor prospectus exemption set out in Section 2.3 of National Instrument 45-106 - Prospectus Exemptions of the Canadian Securities Administrators ("NI 45-106") or Section 73.3 of the Securities Act (Ontario), the Purchaser must be an "accredited investor" (as that term is defined in Section 1.1 of NI 45-106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106).

The Purchaser understands that the Company and its counsel are relying upon the accuracy and completeness of the information provided in the Questionnaire in order to determine whether the Purchaser qualifies for the accredited investor prospectus exemption in compliance with NI 45-106 or Section 73.3 of the Securities Act (Ontario).  The Purchaser agrees to indemnify and hold harmless the Company, its respective directors, officers, shareholders, representatives and agents, and any person who controls any of the foregoing, against any and all loss, liability, claim, damage and expense (including attorneys' fees) arising out of or based upon any misstatement or omission in the information provided in the Questionnaire.

ACCORDINGLY, THE PURCHASER IS OBLIGATED TO READ THE QUESTIONNAIRE CAREFULLY AND TO ANSWER THE ITEMS CONTAINED HEREIN COMPLETELY AND ACCURATELY.

ALL INFORMATION CONTAINED IN THE QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, the Purchaser understands and agrees that the Company may present, upon giving prior notice to the Purchaser, the Questionnaire to such parties as the Company deems appropriate if called upon to establish that the issuance of the Warrants is exempt from the prospectus requirements in accordance with the accredited investor prospectus exemption; provided, however, that the Company need not give prior notice to the Purchaser of its presentation of the Questionnaire to the Company's regularly employed legal, accounting and financial advisors. The Purchaser understands that this Questionnaire is merely a request for information and is not an offer to sell, a solicitation of an offer to buy, or a sale of the Warrants.  The Purchaser also understands that the Purchaser may be required to furnish additional information.

PLEASE NOTE THE FOLLOWING INSTRUCTIONS BEFORE COMPLETING THIS QUESTIONNAIRE:

Unless instructed otherwise, the Subscriber must answer each question on the Questionnaire. If the answer to a particular question is "None" or "Not Applicable," please so state. If the Questionnaire does not provide sufficient space to answer a question, please attach a separate schedule to your executed Questionnaire that indicates which question is being answered thereon. Persons having questions concerning any of the information requested in this Questionnaire should consult with their purchaser representative or representatives, lawyer, accountant or broker or may call contact the Company's legal counsel, Micahel Shannon of McMillan LLP at 604.893.7638 or email at michael.shannon@mcmillan.ca.

One signed and dated copy of the Questionnaire should be returned with the Subscription Agreement to which the Questionnaire is attached to the Company at:

Attention: Steve Inouye

Email : steve@conexeu.com

The other copy should be retained for the Subscriber's files.

1. Personal Data

Name:________________________________________________________________________________________

Address:

Email for notice and correspondence: _______________________________________________________________

2. Employment and Business Experience

Present occupation:______________________________________________________________________________

Do you own your own business or are you otherwise employed? __________________________________________

Name and type of business employed by or owned:_____________________________________________________

Present title or position: __________________________________________________________________________

Do you have any professional licenses or registrations, including bar admissions, accounting certificates, real estate brokerage licenses, dealer registration, advisor registration or investment fund manager registration?

Yes: ____________ No: ____________

If yes, please list such licenses or registrations, the date(s) you received the same, and whether they are in good standing:

3. Financial Information

Your annual net income before taxes (all sources):

Most recent calendar year:	□ Less than $49,999	□ $50,000-$99,999	□ $100,000-$149,999
	□ $150,000- $200,000	□ $200,001-$299,000	□ $300,000-$399,999
	□ $400,000-$500,000	□ Greater than $500,000

Prior calendar year:	□ Less than $49,999	□ $50,000-$99,999	□ $100,000-$149,999
	□ $150,000-$200,000	□ $200,001-$299,000	□ $300,000-$399,999
	□ $400,000-$500,000	□ Greater than $500,000

Your spouse's annual net income before taxes (all sources):

Most recent calendar year:	□ Less than $49,999	□ $50,000-$99,999	□ $100,000-$149,999
	□ $150,000-$200,000	□ $200,001-$299,000	□ $300,000-$399,999
	□ $400,000-$500,000	□ Greater than $500,000

Prior calendar year:	□ Less than $49,999	□ $50,000-$99,999	□ $100,000-$149,999
	□ $150,000-$200,000	□ $200,001-$299,000	□ $300,000-$399,999
	□ $400,000-$500,000	□ Greater than $500,000

Your estimated financial assets net of related liabilities:

□ Less than $249,999	□ $250,000 – $499,999	□ $500,000 - $749,999	□ $750,000 - $1,000,000
□ $1,000,001- $3,000,000	□ $3,000,001 -$5,000,000	□ Greater than $5 million

Briefly describe the nature of your financial assets:

Your spouse's estimated financial assets net of related liabilities:

□ Less than $249,999	□ $250,000 – $499,999	□ $500,000 - $749,999	□ $750,000 - $1,000,000
□ Greater than $1 million

Briefly describe the nature of your spouse's financial assets:

"financial assets" means cash, securities or a contract of insurance, a deposit or evidence of deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser's personal residence would not be included in a calculation of financial assets.

"related liabilities" means: (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or (ii) liabilities that are secured by financial assets.

Your estimated total net assets:

□ Less than $449,999	□ $500,000-$999,999	□ $1,000,000-$1,999,999
□ $2,000,000-$2,999,999	□ $3,000,000-$3,999,999	□ $4,000,000-$4,999,999
□ $5 million or more

Briefly describe the nature of your net assets:

Your spouse's estimated total net assets:

□ Less than $449,999	□ $500,000-$999,999	□ $1,000,000-$1,999,999
□ $2,000,000-$2,999,999	□ $3,000,000-$3,999,999	□ $4,000,000-$4,999,999
□ $5 million or more

Briefly describe the nature of your spouse's net assets:

"net assets" means all of the purchaser's total assets minus all of the purchaser's total liabilities, and those of the purchaser's spouse if the purchaser's spouse's total net assets are being included to satisfy category (l) of the accredited investor definition. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser's personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser's personal residence. To calculate a purchaser's net assets, subtract the purchaser's total liabilities from the purchaser's total assets (including real estate). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security.

Purchaser's Signature	Spouse's Signature (if applicable)

Signature	Signature

Name (please type or print)	Name (please type or print)

, 202	, 202
Date	Date

[End of Schedule A]

__________

SCHEDULE "B"

U.S. ACCREDITED INVESTOR CERTIFICATE

(This form must be completed by Investors that are U.S. Purchasers)

To: Conexeu Sciences Inc. (the "Company").

A "U.S. Purchaser" is: (a) any "U.S. Person" as defined in Regulation S; (b) any person purchasing the Notes for the account or benefit of a "U.S. Person" or any person in the United States; (c) any person who receives or received an offer of the Notes while in the United States; or (d) any person who is or was in the United States at the time the Purchaser's buy order was made or this Subscription Agreement was executed or delivered.

Capitalized terms not specifically defined in this Certificate have the meaning ascribed to them in the Subscription Agreement to which this Schedule "B" is attached.  In the event of a conflict between the terms of this Certificate and such Subscription Agreement, the terms of this Certificate shall prevail.

1. In addition to the covenants, representations and warranties contained in the Subscription Agreement to which this Schedule "B" is attached, the Purchaser covenants, represents and warrants to the Company that (please place your initials on the appropriate line(s) with respect to (a) or (b)):

Initials _______	(a) it is a discretionary or similar account (other than an estate or trust) that is excluded from the definition of "U.S. Person" pursuant to Rule 902(k)(2)(i) of Regulation S and is held on behalf of a person that is not a U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; OR
Initials _______	(b) it is an "accredited investor" as defined in Rule 501(a) of Regulation D by virtue of satisfying one or more of the categories indicated in Section 3 below.

2. If the Purchaser has initialled box 1(b) above, the Purchaser further covenants, represents and warrants to the Company that:

(a) it understands that the Warrants and the Warrant Shares have not been registered under the U.S. Securities Act or under the securities laws of any state of the United States, that the offer and sale contemplated hereby is being made in reliance on the exemption from registration provided by Rule 506(b) of Regulation D, that as such the Warrants will be "restricted securities" within the meaning of Rule 144 under the U.S. Securities Act, and the Purchaser is familiar with such rule and understands the resale limitations imposed thereby and the U.S. Securities Act;

(b) it is purchasing the Warrants for its own account or for the account of one or more beneficial purchasers for whom it is exercising sole investment discretion, for investment only and not with a view to resale or distribution and in particular, neither it nor any beneficial purchaser for whose account it is purchasing the Warrants has any intention to distribute either directly or indirectly any of the Warrants in the United States or to U.S. Persons unless such Warrants and the Warrant Shares are registered under the U.S. Securities Act and any applicable state securities laws, including, without limitation, any regulation under the U.S. Securities Act, or in reliance on and pursuant to an exemption from such requirements;

(c) it acknowledges that it has not purchased the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(d) it understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition or exercise of any of the Warrants.  The Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such securities;

(e) acknowledges that it has not purchased the Warrants as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Warrants which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Warrants or the Shares underlying the Warrants;

(f) it understands and acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Warrants will bear the legends as set forth in Section 4(a)(vi)(2) and (4) of the Subscription Agreement;

(g) it consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in Section 4(a)(vi)(2) of the Subscription Agreement;

(h) if an individual, it is a resident of the state or other jurisdiction listed in paragraph C of Appendix I of the Subscription Agreement, or if the Purchaser is not an individual, the office of the Purchaser at which the Purchaser received and accepted the offer to purchase the Company's Warrants is the address listed in paragraph C of Appendix I of the Subscription Agreement;

(i) it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Warrants and it is able to bear the economic risk of loss of its entire investment;

(j) the Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Private Placement and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Warrants;

(k) certifies that the offer, sale and issuance of the Warrants is not a transaction, or part of a chain of transactions which, although in technical compliance with Regulation D, is part of a plan or scheme to evade the registration requirements of the U.S. Securities Act;

(l) if it decides to offer, sell or otherwise transfer any of the Warrants, it will not offer, sell or otherwise transfer any of such Warrants directly or indirectly, unless

(i) the sale is to the Company;

(ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

(iii) the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or "Blue Sky" laws; or

(iv) the Warrants are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of clauses (iii) or (iv) above, it has prior to such sale furnished to the Company an opinion of counsel or other evidence of exemption in form and substance reasonably satisfactory to the Company;

(m) certifies that, if the Purchaser is an entity or organization, the Purchaser was not formed for the specific purpose of acquiring the Warrants;

(n) the funds representing the purchase price which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the "PATRIOT Act"), and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser's name and other information relating to the subscription agreement and the Purchaser's subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act.  No portion of the purchase price to be provided by the Purchaser (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Purchaser, and it shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith;

(o) it understands that (i) if the Company is deemed to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a "Shell Company"), Rule 144 under the U.S. Securities Act may not be available for resales of the Warrants and (ii) the Company is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Warrants;

(p) if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file and otherwise assist the Company in filing reports, questionnaires, undertakings and other documents with respect to the issue of the Warrants; and

(q) it understands and acknowledges that it is making the representations and warranties and agreements contained herein with the intent that they may be relied upon by the Company in determining its eligibility to purchase the Warrants.

3. If the Purchaser has initialled box 1(b) above, the Purchaser further covenants, represents and warrants to the Company that (please place your initials on the appropriate line(s) below):

_______ Category 1. A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 2. A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 3. A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_______ Category 4. An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

_______ Category 5. An investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission  (the "Commission") under section 203(l) or (m) of the Investment Advisers Act of 1940; or

_______ Category 6. An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_______ Category 7. An investment company registered under the United States Investment Company Act of 1940; or

_______ Category 8. A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

_______ Category 9. A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_______ Category 10. A rural business investment company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

_______ Category 11. A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

_______ Category 12. An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

_______ Category 13. A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_______ Category 14. An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a limited liability company, a Massachusetts or similar business trust, a partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

_______ Category 15. Any director or executive officer of the Company; or

_______ Category 16. A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person's spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), excluding the value of that person's primary residence net of any mortgage obligation secured by the property, exceeds US$ 1,000,000 (note: for the purposes of calculating net worth: (i) the person's primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; (iv) for the purposes of calculating joint net worth of the person and that person's spouse or spousal equivalent, (A)joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and (v) reliance by the person and that person's spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

_______ Category 17. A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______ Category 18. A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_______ Category 18a. A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor (note: if this category is selected, you must furnish a supplementary representation letter from each settlor confirming how such settlor qualifies as a U.S. Accredited Investor); or

_______ Category 19. Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

If you checked Category 19, please indicate the name and category of U.S Accredited Investor (by reference to the applicable number in this section 2(e)) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

_______ Category 20. An entity, of a type not listed in Categories 1-14, 18 or 19, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 20, "investments" is defined in Rule 2a51-1(b) under the Investment Company Act of 1940); or

_______ Category 21. A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for U.S. Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

_______ Category 22. A "family office," as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person (a "Knowledgeable Family Office Administrator") who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_______ Category 23. A "family client," as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 22 above and whose prospective investment in the Company is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

The statements made in this Certificate are true and accurate to the best of my information and belief and I will promptly notify the Company of any changes in any representation, warranty, agreement or other information relating to the undersigned set forth herein which takes place prior to the Closing.

ONLY U.S. PURCHASERS NEED TO COMPLETE AND SIGN

Dated:  _____________________, 202__.

	Signed:	X

Print the name of Purchaser

Name of witness (if the Purchaser is an individual)	Print official capacity or title, if applicable

Signature of witness	Print name of individual whose signature appears above if different than the name of the Purchaser printed above.

__________

SCHEDULE "C"

INTERNATIONAL JURISDICTION ACKNOWLEDGMENT AND CERTIFICATE

This is Schedule "C" to the Subscription Agreement relating to the purchase of the Warrants of Conexeu Sciences Inc. (the "Company"). Capitalized terms used but not defined in this schedule are intended to have the meanings given thereto, as applicable, in the Subscription Agreement.

TO:	CONEXEU SCIENCES INC. (the "Company")

The Purchaser hereby represents, warrants and certifies (by completing and signing this certificate below) on its own behalf or, if applicable on behalf of those for whom the Purchaser is contracting hereunder, to the Company (which representations, warranties and certifications will survive the closing of the purchase of the offered Warrants by the Purchaser pursuant to the Subscription Agreement) and acknowledges that the Company is relying thereon that:

(a) The Purchaser is: (i) purchasing the Warrants as principal for its own account and not for the benefit of any other person, and it is purchasing for investment only and not with a view to resale or distribution and no other person, corporation, firm or other organization has a beneficial interest in the said securities being purchased; or (ii) purchasing the securities as agent or trustee for the principal disclosed in Appendix I of this Subscription Agreement and not for the benefit of any other person, and is purchasing for investment only and not for a view to resale or distribution;

(b) The Purchaser is located outside of Canada and the United States and is not a "U.S. Person" as defined in Rule 902(k) of Regulation S under the United States Securities Act of 1933, as amended;

(c) The subscription by the Purchaser does not contravene any of the applicable securities legislation in the jurisdiction in which the Purchaser resides and does not give rise to: (i) any obligation of the Company to prepare and file a prospectus or similar document or to register the offered Warrants, or to be registered with, any obligation to file a report or notice with any governmental or regulatory authority; or (ii) any continuous disclosure reporting obligation of the Company in the International Jurisdiction (as defined in the Subscription Agreement);

(d) the Purchaser is purchasing the offered Warrants pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the offered Warrants without the need to comply with any substantive or procedural requirements or any kind whatsoever in the Purchaser's jurisdiction of residence; and

(e) the Purchaser will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the Purchaser's jurisdiction of residence confirming the matters referred to in subparagraph (d) above to the satisfaction of the Company, acting reasonably.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the _____ day of ____________________, 202__.

If a company, partnership or other entity	If an individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person Signing

[End of Schedule "C"]

__________

SCHEDULE "D"

ACKNOWLEDGEMENT

Each of the Purchaser and any third party paying the Old Warrant Exercise Proceeds and the payment per Warrant hereunder (jointly the "Subscription Funds") to McMillan LLP on behalf of the Purchaser (a "Third Party Payor"), acknowledges and agrees that the Subscription Funds are being delivered to McMillan LLP ("McMillan") to be held in trust pending the closing of the Private Placement and hereby agree as follows:

1. this acknowledgement ("Acknowledgment") is incorporated into and forms part of the Subscription Agreement to which it is attached;

2. the Subscription Funds are being advanced in connection with an irrevocable subscription to purchase securities of the Issuer and McMillan is irrevocably authorized and directed to hold the Subscription Funds in trust and pay the Subscription Funds to the Issuer on receiving notice of closing of the Private Placement from the Issuer without further notice to or direction from the Purchaser or the Third Party Payor, if any;

3. in the event that McMillan does not receive notice from the Issuer of the closing of the Private Placement within 90 days of receipt of the Subscription Funds, or in the event that the Issuer provides notice to McMillan that the Private Placement has been terminated, McMillan is irrevocably authorized and directed to return the Subscription Funds to the Purchaser without further notice to or direction from the Purchaser or the Third Party Payor, if any, as follows:

(a) for Subscription Funds that were received by wire transfer, McMillan will return the Subscription Funds (less any applicable bank charges or fees) by wire transfer to the bank account from which the Subscription Funds were received; or

(b) for Subscription Funds that were received by certified cheque or bank draft, McMillan will issue a trust cheque in the amount of the Subscription Funds (less any applicable bank charges or fees) in the name of the Purchaser, or if funds were received from a Third Party Payor in the name of the Third Party Payor, and will deliver such trust cheque to the address of the Purchaser or Third Party Payor, as the case may be, provided in the Subscription Agreement;

4. if the Subscription Funds were paid by a Third Party Payor, the Third Party Payor confirms that such Subscription Funds were paid on behalf of the Purchaser to be applied towards the Purchaser's purchase of securities pursuant to the Subscription Agreement;

5. McMillan has no duty or responsibility except as expressly set forth in this Acknowledgement in respect of the Subscription Funds, and no implied duty or obligation may be read into this Acknowledgement or the Subscription Agreement against it;

6. McMillan is not liable for any action it takes or omits to take in good faith and in the exercise of its own best judgment, for any error in judgment made in good faith or for any mistake of fact or law, unless it is proved that McMillan acted fraudulently, intentionally in bad faith, or in gross negligence;

7. McMillan may rely on, and is protected in acting upon, any judgment, order, notice, demand, direction, certificate or other instrument, paper or document which it may receive in connection with its duties under this Acknowledgement and which McMillan believes in good faith to be genuine and signed or presented by the proper persons, and may accept them as sufficient evidence of the facts stated in them.  McMillan is in no way bound to call for further evidence (whether as to due execution, validity or effectiveness, or the jurisdiction of any court, or as to the truth of any fact), and is not responsible for any loss occasioned by its failing to do so;

8. in the following circumstances, McMillan may, but is not required to: (i) refrain from taking any action under this Acknowledgement until it is jointly directed in writing by the Issuer, the Purchaser and the Third Party Payor (if any), or by an order of a court of competent jurisdiction from which no further appeal may be taken; or (ii) deposit the Subscription Funds with a court of competent jurisdiction in the Province of British Columbia:

(a) if McMillan is uncertain as to its duties or rights under the Subscription Agreement (including this Acknowledgement);

(b) if McMillan receives any instruction, claim or demand from any person relating to any matter under the Subscription Agreement (including this Acknowledgement) which, in McMillan's opinion, is in conflict with this Acknowledgement; or

(c) if any of the parties to the Subscription Agreement, including McMillan, disagree about the interpretation of the Subscription Agreement (including this Acknowledgement), the release of the Subscription Funds under the Subscription Agreement (including this Acknowledgement) or about the rights and obligations of McMillan or the propriety of an action contemplated by McMillan under this Acknowledgement;

9. upon McMillan depositing the Subscription Funds with a court in accordance with the Subscription Agreement (including this Acknowledgement), McMillan will be released from its duties and obligations under the Subscription Agreement (including this Acknowledgement);

10. the provisions of the Subscription Agreement (including this Acknowledgement) relating to the protection of McMillan survive such release of the Subscription Funds;

11. the Issuer and the Purchaser shall jointly and severally indemnify and save harmless McMillan of and from, and shall pay for, all actions, proceedings, losses, liabilities, costs, claims, damages, expenses (including legal fees and expenses on a solicitor and its own client basis) and demands that McMillan incurs or sustains in respect of any matter or thing it does pursuant to or in connection with the Subscription Agreement (including this Acknowledgement), or otherwise arising in connection with its receipt and handling of the Subscription Funds, except insofar as the same arose through McMillan's fraud, intentional bad faith or gross negligence;

12. McMillan has acted and/or may continue to act as legal counsel to the Issuer with respect to various matters, including the closing of the Private Placement pursuant to the Subscription Agreement, and the instruments and transactions arising therefrom and McMillan will not, by virtue of holding the Subscription Funds in trust, be disqualified from continuing to act for or represent the Issuer in connection with any other matter and otherwise, including in any matter adverse to the Purchaser or the Third Party Payor;

13. McMillan is not acting as legal counsel to the Purchaser or the Third Party Payor (if any) and the Purchaser and the Third Party Payor (if any) acknowledge that each has been advised to seek the advice of its independent legal counsel in connection with the execution of this Acknowledgement; and

14. McMillan is a third-party beneficiary of the Subscription Agreement (including this Acknowledgement) and is entitled to enforce the provisions of the Subscription Agreement (including this Acknowledgement) in favour of McMillan against each of the Purchaser, the Third Party Payor and the Issuer.

Acknowledged and agreed by:

Purchaser:	Third Party Payor (if applicable):

(Name of Purchaser - please print)	(Name of Third Party Payor - please print)

(Authorized Signature of Purchaser)	(Authorized Signature of Third Party Payor)

(Official Capacity or Title if not an individual)	(Official Capacity or Title if not an individual)

[End of Subscription Agreement]